Fourth Quarter 2018 Earnings Presentation

Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Allegiance. These statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “continues”, “anticipates,” “intends,” “projects,” “estimates,” “potential”, “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include information concerning Allegiance’s future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other factors are discussed in Allegiance's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in other reports and statements Allegiance has filed with the Securities and Exchange Commission. Copies of such filings are available for download free of charge from the Investor Relations section of Allegiance's website at www.allegiancebank.com, under Financial Information, SEC Filings. Any forward-looking statement made by Allegiance in this presentation speaks only as of the date on which it is made. Factors or events that could cause Allegiance’s actual results to differ may emerge from time to time, and it is not possible for Allegiance to predict all of them. Allegiance undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. GAAP Reconciliation of Non-GAAP Financial Measures Allegiance’s management uses certain non-GAAP financial measures to evaluate its performance. A reconciliation of the non-GAAP financial measures is included on page 10 of the earnings release issued concurrently herewith.

Holding company for Allegiance Bank headquartered in Houston, Texas (NASDAQ: ABTX) 28 full-service banking locations and one loan production office 27 in the Houston metropolitan area 1 in Beaumont, just outside of Houston Super-community banking model Three acquisitions completed: 2018: Post Oak Bank (Post Oak Bancshares, Inc.) with $1.50 billion in total assets 2015: Enterprise Bank (F&M Bancshares, Inc.) with $569.7 million in total assets 2013: Independence Bank with $222.1 million in total assets Allegiance Bancshares, Inc. Summary Financials Company Overview

Our Super-community Banking Strategy High Net Interest Margin Strong Credit Quality Centralized Credit Administration Focus on Small and Medium-Sized Owner-Operated Businesses Full-Service Bank Locations Favorable Loan Yields and Deposit Relationships Effective Centralized Operations Scalable Platform Experienced Central Operations Staff Enhanced Efficiency and Profitability Extraordinary Customer Experience Responsive Decision-Making by Empowered Lenders Strategy Structure Results

Houston MSA Deposit Market Share Significant opportunity exists for a truly Houston-focused community bank with scale _____________________ *Source S&P Global Intelligence As of June 30 of the year shown, on a pro forma basis reflecting any announced acquisition To date, on a pro forma basis reflecting any announced acquisition (1) (1) (2)

Highlights – 2018 Assets of $4.66 billion, loans of $3.71 billion, deposits of $3.66 billion and shareholder's equity of $703.0 million at December 31, 2018 Completion of the acquisition of Post Oak Bancshares, Inc. on October 1, 2018 with an integration date in the first quarter of 2019 Record earnings of $37.3 million and diluted earnings per share of $2.37 for the year 2018 compared to $17.6 million and $1.31 per diluted share earned for the year 2017 2018 earnings were impacted by $1.8 million and $1.7 million in core system conversion and merger-related expenses, respectively, and $3.1 million of acquisition accounting adjustments Efficiency ratio decreased to 63.68% for the year 2018 from 63.89% for the year 2017 and decreased to 60.30% for the fourth quarter 2018 from 63.05% for the third quarter 2018 and 66.50% for the fourth quarter 2017 Net interest income increased 24.0% for the full year 2018 compared to 2017 Core loan growth of $294.3 million, or 13.4%, year over year to $3.67 billion Houston Business Journal 2018 Best Places to Work for the sixth consecutive year Recognized as a 2018 Best Companies to Work for Texas Houston SBA District 2018 Veterans Champion of the Year Award and Allegiance Bank SBA lender was given the “Hurricane Harvey Hero” award Received the Houston Better Business Bureau 2018 Pinnacle Award for Excellence Recognized as a 2018 Top Workplace in Houston by the Houston Chronicle for the ninth consecutive year Recognized as the Largest Houston-Area Community Bank by the Houston Business Journal Named one of the Best Banks to Work For in 2017 by the American Banker Magazine

Total Loans Total Equity ($ in millions) _____________________ Includes $1.50 billion in assets on October 1, 2018 Includes $1.16 billion of acquired loans at fair value on October 1, 2018 Includes $1.29 billion of total deposits on October 1, 2018 (2) (3) Historical Growth (1) Total Assets ($ in millions) ($ in millions) (2) Total Deposits ($ in millions) (3)

Net Income Growth * ($ in thousands) _____________________ Includes a one-time gain from sale of branches of $1.3 million (after-tax) Includes $1.8 million and $1.7 million of core system conversion and merger-related expenses, respectively, and $3.1 million of acquisition accounting adjustments (1) (2) 5 Year CAGR: 52.8%

Diluted EPS Growth * _____________________ Includes a one-time gain from sale of branches of $1.3 million (after-tax) Includes $1.8 million and $1.7 million of core system conversion and merger-related expenses, respectively, and $3.1 million of acquisition accounting adjustments (1) (2) 5 Year CAGR: 18.1%

Net Interest Income and Margin ($ in thousands) _____________________ Includes $3.1 million of acquisition accounting adjustments Tax equivalent net interest margin adjusted for acquisition accounting adjustments was 4.17% (1) (2) 5 Year CAGR: 39.6%

Performance Metrics ROAA Efficiency _____________________ Includes a one-time gain from sale of branches of $1.3 million (after-tax) Includes $1.8 million and $1.7 million of core system conversion and merger-related expenses, respectively Includes $3.1 million of acquisition accounting adjustments Noninterest Expense / Average Assets ROATCE (2) (2)(3) (1) (2)(3) (1) (2)(3)

Loan Portfolio Composition Loan Portfolio (as of December 31, 2018) ($ in millions) CRE Construction by Property Type CRE (incl. multi-family) by Property Type Approximately 51.4% of CRE is owner occupied

Strong Credit Quality Net Charge-offs / Average Loans Nonperforming Loans / Total Loans Allowance / Nonperforming Loans Allowance / Total Loans

Deposit Growth and Composition Deposit Composition ($ in millions) Deposit Growth (as of December 31, 2018)